UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 6, 2025

Sandisk Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42420	99-1508671
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

951 Sandisk Drive		95035
Milpitas
California
(Address of Principal Executive Offices)		(Zip Code)
(408) 801-1000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	SNDK	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

	Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Chief Accounting Officer
On March 6, 2025, the Board of Directors of Sandisk Corporation (the “Company”) appointed Michael R. Pokorny as Chief Accounting Officer of the Company. In this position, Mr. Pokorny will serve as the Company’s principal accounting officer. Upon Mr. Pokorny’s appointment as the Company’s Chief Accounting Officer, Mr. Visoso, who previously served as the Company’s Chief Financial Officer, principal accounting officer and principal financial officer, will continue to serve as the Company’s Chief Financial Officer and principal financial officer.
Mr. Pokorny, 48, previously served as Vice President, Controller at Splunk Inc., a cybersecurity software company, from November 2022 to October 2024. Between 2012 and 2022, Mr. Pokorny served in various roles of increasing responsibility within the accounting team at Amazon.com, Inc., including as Director, AWS Accounting from October 2020 to November 2022. Prior to that, between 2004 and 2012, Mr. Pokorny served as Vice President, Financial Reporting at Walker & Dunlop, Inc., a commercial real estate finance and advisory firm, as a Staff Accountant at the U.S. Securities and Exchange Commission, and in progressive roles in public accounting at KPMG LLP. Mr. Pokorny holds a Bachelor of Science degree in Accounting from the University of Maryland. There are no arrangements or understandings between Mr. Pokorny and any other person pursuant to which Mr. Pokorny was appointed to serve as Chief Accounting Officer of the Company. There are no family relationships between Mr. Pokorny and any director or executive officer of the Company, and Mr. Pokorny has no direct or indirect material interest in any related party transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sandisk Corporation
(Registrant)

By:	/s/ Bernard Shek
Bernard Shek
Senior Vice President, Chief Legal Officer and Secretary
Date: March 11, 2025